UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2022

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 Clay Street, Suite 3300 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	TALO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 29, 2022, Riverstone Talos Energy Equityco LLC, a Delaware limited liability company, Riverstone Talos Energy Debtco LLC, a Delaware limited liability company, Riverstone V FT Corp Holdings, L.P., a Delaware limited partnership, ILX Holdings, LLC, a Delaware limited liability company, ILX Holdings II, LLC, a Delaware limited liability company, ILX Holdings III LLC, a Delaware limited liability company, Riverstone V Castex 2014 Holdings, L.P., a Delaware limited partnership, REL US Partnership, LLC, a Delaware limited liability company (collectively, the “Riverstone Funds”), on the one hand, and Talos Energy Inc., a Delaware corporation (the “Company”), on the other hand, and for the limited purposes set forth in Section 2.1(a) therein, AP Talos Energy LLC, a Delaware limited liability company, AP Talos Energy Debtco LLC, a Delaware limited liability company, AP Overseas Talos Holdings Partnership, LLC, a Delaware limited liability company, AIF VII (AIV), L.P., a Delaware limited partnership, ANRP DE Holdings, L.P., a Delaware limited partnership (collectively, the “Apollo Funds”), entered into the Amended and Restated Stockholders’ Agreement, in connection with the resignation of Olivia Wassenaar, Rajen Mahagoakar and Christine Hommes from the Company’s Board of Directors (the “Amended and Restated Stockholders’ Agreement”).

The Amended and Restated Stockholders’ Agreement amended and restated the Stockholders’ Agreement, as amended, that had been entered into in connection with the business combination of Talos Energy LLC and Stone Energy Corporation on May 10, 2018 (the “Previous Stockholders’ Agreement”). The Amended and Restated Stockholders’ Agreement, among other things, (i) terminates the rights of the Apollo Funds under the Previous Stockholders’ Agreement and (ii) eliminates the requirement that the Board of Directors consist of ten members.

The Riverstone Funds have agreed to vote their shares of our common stock in favor of any nominee designated and nominated for election to the Board of Directors in accordance with the terms of the Amended and Restated Stockholders’ Agreement and in a manner consistent with the recommendation of the Nominating and Governance Committee with respect to all other nominees.

The foregoing description of the Amended and Restated Stockholders’ Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Stockholders’ Agreement, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

4.1	Amended and Restated Stockholders’ Agreement, dated as of March 29, 2022, by and among Talos Energy Inc., Riverstone Talos Energy Debtco LLC, Riverstone V FT Corp Holdings, L.P., ILX Holdings, LLC, ILX Holdings II, LLC, ILX Holdings III LLC, Riverstone V Castex 2014 Holdings, L.P., REL US Partnership, LLC, and for the limited purposes set forth in Section 2.1(a), AP Talos Energy LLC, AP Talos Energy Debtco LLC, AP Overseas Talos Holdings Partnership, LLC, AIF VII (AIV), L.P. and ANRP DE Holdings, L.P.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2022

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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